UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

PHOENIX ENERGY RESOURCE CORPORATION
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
Common Stock, Par Value $.001

2) Aggregate number of securities to which transaction applies:
62,700,000 shares outstanding of Common Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

4) Proposed maximum aggregate value of transaction:

N/A

5) Total fee paid:

N/A

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

PHOENIX ENERGY RESOURCE CORPORATION
1001 Bayhill Drive, 2nd Floor – Suite 200
San Bruno, California 94066

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
TO ALL SHAREHOLDERS OF PHOENIX ENERGY RESOURCE CORPORATION:

To the Shareholders of Phoenix Energy Resource Corporation:

We are sending this notice of stockholder action by written consent of a majority the shareholders of Phoenix Energy Resource Corporation (the “Company” or “PNXE”) to provide you with notice that a majority of our shareholders have voted to:

•	Effect a thirty-to-one (30:1) reverse stock split (the ‘Reverse Split’) of the common stock of the Company.

PNXE common stock currently is quoted on the Over-The-Counter Bulletin Board under the symbol “PNXE”. The most recent reported closing price of PNXE common stock on March 1, 2010 was $0.012 per share.

The holders of a majority of our outstanding common stock, owning approximately 64% of the outstanding shares of our common stock, have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about March __, 2010.

WE ARE NOT ASKING FOR A PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

                                                                                  On behalf of the Board of Directors,

                                                                                  /s/ Rene Soullier
                                                                                  President, Chairman of the Board

This Proxy Statement is dated                     , 2010, and is being first mailed to PNXE shareholders on or about                     , 2010.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (650) 616-4123. For a written request, mail request to 1001 Bayhill Drive, 2nd Floor – Suite 200, San Bruno, California 94066. To obtain timely delivery, security holders must request the information no later than five business days before ________, 2010.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

PHOENIX ENERGY RESOURCE CORPORATION

Contents
Section                                                                                                                                                                                                                                                                                           Page
Introduction	5

Item 1. Information Required by Items of Schedule 14A	5

A. No Time, Place or Date for Meeting of Shareholders	5
B. Revocability of proxy	5
C. Dissenters' Rights	5
D. Persons Making the Solicitation	5
E. Interest of Certain Person in Matters to be Acted Upon	5
F. Voting Securities and Principal Holders Thereof	5
G. Directors and Executive Officers	5
H. Compensation of Directors and Executive Officers	5
I. Independent Public Accountants	6
J. Compensation Plans	6
K. Authorization or Issuance of Securities Otherwise than for Exchange	6
L. Modification of Exchange of Securities	6
M. Financial and Other Information	6
N. Mergers, Consolidations, Acquisitions and Similar Matters	6
O. Acquisition or Disposition of Property	6
P. Restatement of Accounts	6
Q. Action with Respect to Reports	6
R. Matters not Required to be Submitted	6
S. Amendment of Charter, Bylaws or Other Documents	6
T. Other Proposed Action.	6
U. Voting Procedures	6
V. Information Required in Investment Company Proxy Statement.	6
W. Delivery of documents to security holders sharing an address.	6

Item 2. Statements that Proxies are not Solicited	7

Item 3. Interest of Certain Persons or Opposition to Matters to Be Acted Upon	7

Item 4. Proposals by Security Holders	7

Item 5. Delivery of documents to security holders sharing an address.	7

Signatures	7

PHOENIX ENERGY RESOURCE CORPORATION
1001 Bayhill Drive, 2nd Floor – Suite 200
San Bruno, California 94066

INFORMATION STATEMENT
February __, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about March __, 2010 to the record shareholders of Phoenix Energy Resource Corporation at the close of business on March 1, 2010. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the record date, we had 62,700,000 shares of common stock outstanding. We had zero shares of preferred stock issued or outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

This Information Statement is first being mailed on or about March __, 2010. This Information Statement constitutes notice to our shareholders of corporate action by shareholders without a meeting as required by Section 78.320 of the Nevada Revised Statutes.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of PNXE.

The Board of Directors has recommended and the majority shareholder of PNXE has adopted resolutions to effect a 30 to 1 reverse stock split. This Information Statement is being filed with the Securities and Exchange Commission and is provided to PNXE’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Nevada. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "PNXE". Information about us can be found in our June 30, 2009 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about March __, 2010 to the holders of Common Stock as of the Record Date of March 1, 2010.

B. REVOCABILITY OF PROXY

We are not asking you for a proxy and you are requested not to send us a proxy. The revocability of a proxy is therefore not applicable.

C. DISSENTERS' RIGHTS

PNXE is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Nevada Revised Statutes. No dissenters' rights under the Nevada Revised Statutes are afforded to the company's shareholders as a result of the adoption of this resolution.

D. PERSONS MAKING THE SOLICITATION

This solicitation is being made by PNXE. This Information Statement is being mailed on or about March __, 2010 to the shareholders of record Phoenix Energy Resource Corporation at the close of business on March 1, 2010.

E. INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON.

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

F. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On March 1, 2010 our Board of Directors approved the proposal to affect a 30 to 1 reverse stock split. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 64% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of March 1, 2010 (the "Record Date"), PNXE had 62,700,000 shares of Common Stock issued and outstanding out of 100,000,000 authorized shares of Common Stock.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of PNXE issued and outstanding are Common Stock, $.001 par value. We have 5,000,000 shares of preferred stock authorized but no shares issued and outstanding. The table on the following page sets forth, as of March 1, 2010, certain information with respect to the Common Stock owned by (i) each Director, nominee and executive officer of PNXE; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 62,700,000 shares of Common Stock outstanding as of March 1, 2010.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF MARCH 1, 2010

The following table shows information as of March 1, 2010 with respect to each of the beneficial owners of the Company’s Common Stock by its executive officers, directors and nominee individually and as a group:

Name and Address of Beneficial Owner, Officer or Director(1)	Number of Shares	Percent of Outstanding Shares of Common Stock(2)
Rene Soullier, President & Chief Executive Officer	-0-	*
Directors and Officers as a Group	-0-	*

Helvetic Capital Ventures AG (3) Sihlamtsstrasse 5 Zurich, Switzerland CH8002	40,000,050	64%
* Represents beneficial ownership of less than 1%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)           Figures are rounded to the nearest tenth of a percent.
(3)
Shares are held in the name of Helvetic Capital Ventures AG.  Helvetic is based in Switzerland and operates primarily in Europe but invests heavily in foreign and U.S. based companies. Ilona Klausgaard is the president of Helvetic.  Although she is not a majority owner of the company she makes all of their investments decisions and has the authority to vote on a majority of our shares.  Under Swiss law, the shares of Helvetic are traded in bearer form.  Helvetic issues dividends to its shareholders once per year but their bearer shares could trade many times without the company’s knowledge during the year.  Until shares are presented for dividends, Helvetic has no way of knowing who owns their stock.  As of the last dividend calculation, Dr. Urs Felder was the sole shareholder of Helvetic as set forth in our Annual Report on Form 10-K for the year ending June 30, 2009.

G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

Name	Age	Position	Board Committee(s)
Rene Soullier	34	President, Chief Executive Officer, Principal Financial and Accounting Officer and Chairman, Director	None

Rene Soullier has been our President, Chief Executive Officer and Chairman since March 1, 2008.

Rene Soullier was born in 1975 in Canada. After graduation in 1993 from Summerland Secondary School, Summerland British Columbia, he went on to graduate from Okanagan University College, British Columbia, with a Bachelor of Science in Natural Sciences.  His focal points, in addition to Biology, were Earth and Environmental Sciences including Geology, Physical Geography, Stream Analysis and Field Techniques.

In 2003 Mr. Soullier joined the research team of Summerland Agricultural Research Station where he stayed until beginning of 2006.  Already in the last months of his research project at the end of 2005 Mr. Soullier was appointed a director of a European based company providing business and management consultancy world-wide.  He has specialized in management consultancy for ecologically oriented companies and structures.

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there is only one director serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert.” While our current director does not meet the qualifications of an "audit committee financial expert", the Company's director, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current director capably fulfills the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended September 30. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

H.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to us for the prior fiscal years ended June 30, 2009, 2008, and 2007, of those persons who were either the chief executive officer during the last completed fiscal year or any other compensated executive officers as of the end of the last completed fiscal year, and whose compensation exceeded $100,000 for those fiscal periods.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compen-sation ($)	Total ($)

Rene Soullier President, CEO, Principal Financial and Accounting Officer	2009 2008 2007	$36,000 $36,000(1) $-0-	-0- -0- -0-	-0- -0- -0-	$-0- $-0- $-0-	$36,000 $36,000 $-0-

(1)	Mr. Soullier began receiving compensation as of March 1, 2008. We agreed to pay Mr. Soullier a monthly salary of $3,000. Mr. Soullier agreed to defer his salary until financing was secured.

We have not entered into any other employment agreements with their employees, Officers or Directors.

I.	INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is MantylaMcReynolds, LLC. We WILL NOT have a meeting of shareholders but MantylaMcReynolds, LLC will have the opportunity to make a statement if so desired.

MantylaMcReynolds, LLC served as our principal independent public accountants for fiscal 2008 and 2009. Aggregate fees billed to us for the fiscal years ended June 30, 2009 and 2008 by MantylaMcReynolds, LLC and Lawrence Scharfman, CPA were as follows:

Below is breakdown of our Audit Fees:
	For the Fiscal Years Ended June 30,
	2009	2008

(1) Audit Fees(1)	$21,966	$4,000
(2) Audit-Related Fees(2)	-0-	-0-
(3) Tax Fees(3)	-0-	-0-
(4) All Other Fees	-0-	-0-
Total fees paid or accrued to our principal accountant	$21,966	$4,000

(1)
Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of the Company’s consolidated financial statements for such period included in this Annual Report on Form 10-K and for the reviews of the consolidated quarterly financial statements included in the Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission. This category also includes fees for audits provided in connection with statutory filings or procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.

(2)
Audit-Related Fees include fees for services associated with assurance and reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation.

(3)	Tax fees consist of fees related to the preparation and review of the Company’s federal and state income tax returns.

              J.   COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

              K.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities otherwise than for exchange for outstanding securities of the registrant.

L. MODIFICATION OF EXCHANGE OF SECURITIES

The Directors of PNXE believe it to be in the best interest to approve and consent to the Company executing and carrying out a reverse stock split of its Common Stock, pursuant to the Nevada Revised Statutes. As a result of the adoption of this resolution, PNXE has approved to exchange thirty (30) existing shares of Common Stock for one (1) share of post reverse split Common Stock, the reverse split to be effective no sooner than March 1, 2010.

M.  FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Because this is only a financial summary, it does not contain all the financial information that may be important to you. It should be read in conjunction with the financial statements and related notes presented in this section.

Audited Financial Summary Information for the Years Ended June 30, 2009 and 2008

Statements of Operations	For the year ended June 30, 2009	For the year ended June 30, 2008

Revenue	$0	$0
Cost of Revenue	$0	$0
Total Revenue	$0	$0
Operating expenses	$262,531	$61,489
(Loss) from operations	$(262,531)	$(61,489)
Net (loss)	$(281,230)	$(59,474)
Net loss per common share	**	**

** Less than $.01

Balance Sheet	As of June 30, 2009

Cash	$2,496
Total current assets	$2,496
Other assets	$0
Total Assets	$2,496
Current liabilities	$30,016
Shareholders’ Deficit	$(227,519)
Total liabilities and shareholders’ equity	$2,496

              N.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

No action is to be taken with respect to mergers, consolidations, acquisitions or similar matters.

              O.  ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

              P.  RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

Q. ACTION WITH RESPECT TO REPORTS

No action is to be taken with respect to any report of the Company or of its directors, officers or committees or any minutes of a meeting of its security holders.

R. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken with respect to any matter which is not required to be submitted to a vote of security holders.

S.  AMENDMENT OF CHARTER

REVERSE STOCK SPLIT

The Board of Directors of PNXE believe that the thirty-to-one (30:1) reverse stock split is in the Company’s best interests, principally because it may ultimately increase the trading price of the Common Stock as fewer shares will be available for the marketplace.  An increase in the price of the common stock may, in turn, generate greater investor interest in the common stock, thereby enhancing the marketability of the common stock to the financial community. The Company intends to file the proper FINRA documentation promptly after the shareholders approve the reverse split at which time the Company will also change its stock symbol on the Over the Counter Bulletin Board.

T.  OTHER PROPOSED ACTION

No other proposed action is being taken.

U. VOTING PROCEDURES

The holders of a majority of our outstanding common stock, owning approximately 64% of the outstanding shares of our common stock, have executed a written consent in favor of the reverse stock split. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about March __, 2010.

V.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

              W.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

PNXE’s Annual Report on Form 10-K for the year ended June 30, 2009 is hereby incorporated by reference, which will be delivered with this Information Statement on or about March __, 2010 to the holders of Common Stock as of the Record Date of March 1, 2010.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless PNXE has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company at (650) 616-4123. For a written request, mail request to 1001 Bayhill Drive, 2nd Floor – Suite 200, San Bruno, California 94066.

Our Annual Report on Form 10-K, for the year ended June 30, 2009, including audited financial statements as of that date, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by PNXE can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                                                                PHOENIX ENERGY RESOURCE CORPORATION

                                                                           /s/ Rene Soullier
                                                                           Rene Soullier
                                                                           President
Dated: March 1, 2010

By the order of the Board of Directors
                                                                           By: /s/ Rene Soullier
                                                                           Rene Soullier
                                                                           Chairman of the Board of Director